EXHIBIT 99.12

                                                               Equity One 2003-4
                                                                       All Loans
                                                             Wachovia Securities
                                                                   7,157 records
                                                          Balance: 1,002,116,603



Selection Criteria: All Loans
Table of Contents

   1
   LTV Table
   ---------
   2
   FICO Scores
   -----------



1. LTV Table

  LTV Table        Avg. LTV     Avg. CLTV    Avg. Effective LTV   Full Docs    Alt Docs  Lite Docs  Stated Income    Avg Bal
  <= 80.000            80           80                 80          69.566      1.563      1.04       27.831            143,739.01
  80.001 - 85.000  84.132       84.132             80.519          81.653      2.158     1.243       14.946            142,861.02
  85.001 - 90.000  89.356       89.356             80.615          83.605      4.002      0.22       12.173            150,141.42
  90.001 - 95.000  93.964       93.964              83.01          97.802      1.298      0.31         0.59            149,586.52
  95.001 - 100.000 99.598       99.598              95.58          98.854      0.725     0.116        0.304            149,089.77
  Total:           90.951       90.951             84.977          88.139      2.076     0.469        9.316            147,773.56


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2. FICO Scores

  FICO Scores      Avg. LTV     Avg. CLTV    Avg. Effective LTV   Full Docs    Alt Docs  Lite Docs  Stated Income    Avg Bal
  Unknown            89.5         89.5               89.5             100          0         0            0            177,342.64
  526 - 550        76.807       76.926             76.388          98.092      1.749         0        0.159            127,071.60
  551 - 575        80.895       81.047              79.45          97.637       1.35     0.159        0.854            129,580.69
  576 - 600        82.367       82.858             77.787          87.894      4.137     0.902        7.068            142,055.33
  601 - 625        85.238       86.477             81.673          87.938      1.614     0.643        9.805            139,484.46
  626 - 650        86.574       89.074             85.028          85.718      2.295     0.218       11.769            135,567.78
  651 - 675        86.314       88.537             83.633          77.788      2.142     0.753       19.317            143,914.68
  676 - 700        86.094       87.512             81.472          71.605      2.057     0.417       25.921            147,157.47
  701 - 725        84.837       86.432             80.384          81.798       0.72     0.991       16.491            150,594.78
  726 - 750        87.104       87.983             80.899          83.625       2.05      0.41       13.915            145,684.22
  751 - 775        83.313       84.342             78.014          81.014      2.206     1.034       15.745            151,308.65
  776 - 800        77.866       79.165             74.129          82.387          0         0       17.613            141,952.16
  801 - 825         82.63        82.63             82.331          28.037     11.219         0       60.744            193,740.94
  Total:           84.762       86.256             81.688          84.599      2.149     0.531       12.722            140,019.09


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